EX-23.1

          CONSENT OF INDEPENDENT AUDITORS



We consent to incorporation by reference in Registration
Statement No. 333-51582 on Form S-8 of Telco-Technology, Inc., of our report dated February 9, 2002, with respect to the financial statements of Telco-Technology, Inc.
included in its Annual Report on Form 10-KSB for the year ended
December 31, 2001.

/s/ Malone & Bailey, PLLC
March 26, 2002